UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	February 16, 2012
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (518) 445-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 16, 2012, the Board of Directors of Albany International Corp. ("the Registrant") elected John B. Scannell as a new director. A copy of the Company’s news release announcing Mr. Scannell’s election is filed as Exhibit 99.1 to this report.

After his election, Mr. Scannell entered into an indemnification agreement with the Company, the form of which was previously filed as Exhibit 10(t) in a current report on Form 10-K filed on April 12, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

99.1 News Release dated February 16, 2012 announcing election of director.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino
Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer

Date: February 17, 2012

Index to Exhibits

Exhibit No.	Description
99.1	News release dated February 16, 2012